[GRAPHIC OF FLAGS OMITTED]

                       THE GABELLI GLOBAL OPPORTUNITY FUND
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2001

                         [GRAPHIC OF FOUR STARS OMITTED]



MORNINGSTAR RATED[TM] THE GABELLI GLOBAL OPPORTUNITY 4 STARS OVERALL AND FOR THE
    THREE-YEAR PERIOD ENDED 09/30/01 AMONG 1305 INTERNATIONAL EQUITY FUNDS.


TO OUR SHAREHOLDERS,

      We would like to offer our condolences to all those who suffered loss following the terrorist attacks on September 11, and to thank the many who have helped, assisted, and contributed to the relief effort since then. And we wish the best of luck to those who are working hard to make sure we all feel secure.

      Even prior to the events on September 11, global equity markets were experiencing a torrid time. In July, the Morgan Stanley Capital International ("MSCI") World Free Index fell by 1.6%, and in August by a further 4.6%. Then on September 11 the world changed. Equity investors' reaction to an unexpected shock is usually to sell first and then ask questions. Heightened uncertainty raises the equity risk premium. In September, the MSCI World Free Index contracted by 9.1%, and for the quarter it fell 14.7%. Stripping out the U.S., international markets declined by 14.3%.

      At the moment, it's hard to believe that the Nasdaq Index rose by 17.5% during the second quarter. In the three months ended September 30, 2001, it declined by 30.6% in the face of continuing poor economic and corporate news.

      No developed equity market posted a positive return in the third quarter. Some, such as Austria, Belgium and Switzerland, proved to be more defensive largely due to their constituent companies. The worst European market was Germany, which declined by 23.5%. Economic growth forecasts keep being reduced in Europe's largest economy, and many of Germany's largest quoted companies such as Daimler Chrysler and Siemens happen to be economically sensitive. The United Kingdom declined by 10.4% and Japan by 17.7%. The dollar weakened against both the yen and the Euro. And, as one would expect in periods of greater uncertainty, emerging markets suffered badly, falling by more than 20% during the quarter.


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [COPYRIGHT]2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 9/30/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics. Morningstar Rating is for Class AAA shares only; other classes may have different performance characteristics.

INVESTMENT RESULTS (CLASS AAA SHARES) (A)


                                                                     QUARTER
                                                      ---------------------------------------------------
                                                      1ST       2ND         3RD          4TH         YEAR
                                                      ---------------------------------------------------
  2001:   Net Asset Value                          $11.84     $12.24       $9.48         --           --
          Total Return                             (16.9)%      3.4%      (22.6)%        --           --
-------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value                          $19.07     $17.77      $17.22       $14.24       $14.24
          Total Return                               5.8%      (6.8)%      (3.1)%       (9.4)%      (13.5)%
-------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value                          $11.47     $13.00      $13.61       $18.03       $18.03
          Total Return                               8.7%      13.3%        4.7%        38.9%        79.2%
-------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value                             --      $10.23       $9.69       $10.55       $10.55
          Total Return                                --        2.3%(b)    (5.3)%       13.7%        10.1%(b)
-------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                    AVERAGE ANNUAL RETURNS (CLASS AAA SHARES)
                             SEPTEMBER 30, 2001 (A)

  1 Year ................................. (39.70)%
  3 Year .................................    5.45%
  Life of Fund (b) .......................    3.83%

--------------------------------------------------------------------------------
                                         DIVIDEND HISTORY
PAYMENT (EX) DATE  RATE PER SHARE     REINVESTMENT  PRICE
-----------------  --------------     -------------------
December 27, 2000      $1.334               $14.00
December 27, 1999      $0.850               $17.48
December 28, 1998      $0.450               $10.34

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAA Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The investment results for the Fund's Class B and Class C Shares would be slightly lower due to the additional expenses associated with these classes of shares (exclusive of any front-end or contingent deferred sales charge).
(b) From commencement of investment operations on May 11, 1998. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------
      The events of September 11 and their aftermath will shape the global economies for a generation to come. Several developments underscore the strength of free market economics, with the most notable being China's quick entry into the World Trade Organization ("WTO") on September 12. We are in the middle of a global economic slowdown, but globally coordinated monetary, and in many cases, fiscal policies will set a strong foundation for a new year.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2001, The Gabelli Global Opportunity Fund's (the "Fund") net asset value declined 22.55%. The MSCI World Free Index of global equity markets and Lipper Global Fund Average declined 14.68% and 16.27% respectively, over the same period. The MSCI World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund fell 39.70% over the trailing twelve-month period. The MSCI World Free Index and Lipper Global Fund Average fell 28.14% and 29.68%, respectively, over the same twelve-month period.

      For the three-year period ended September 30, 2001, the Fund's total return averaged 5.45%, versus average annual total returns of 0.53% and 2.55% for the MSCI World Free Index and the Lipper Global Fund Average. Since inception on May 11, 1998 through September 30, 2001, the Fund had a cumulative total return of 13.62%, which equates to an average annual total return of 3.83%.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

INVESTMENT OBJECTIVE

      The Gabelli Global Opportunity Fund seeks to invest in common stock of companies which have rapid growth in revenues and earnings and equities trading at a significant discount to their intrinsic value. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      The first sentence of our previous shareholder letter read, "We are in the middle of an economic slowdown." So what has changed? In the period between our previous letter and the September attack, growth rates in most of the world's leading economies deteriorated, but most policy makers, with the exception of the U.S. Federal Reserve Board ("Fed"), were unable or unwilling to take significant action. But it seems the September attack has changed many things, including the willingness of monetary authorities and governments to initiate more stimulative policies.

      Clearly the economic impact of the September attack will slow activity. Companies will be more cautious in deciding to undertake capital expenditures and consumers will be less likely to spend. People will also be less likely to fly, and this has an adverse effect on the leisure and tourism industries, among others. To counter this, the Fed has reduced short-term interest rates by a full one hundred basis points to 2.50%. This is an extremely low level by historical standards. The European Central Bank ("ECB") has also reduced rates, but only by 50 basis points. This year the Fed has reduced short-term

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/01

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
Europe--41.1
United States--31.2
Japan--17.2
South Africa--4.3
Canada--3.7
Asia/Pacific Rim--2.5
interest rates by 400 basis points and the ECB by only 100 basis points. Deficit spending is no longer quite such a policy non-starter. In Europe, there are debates about lifting the strict limits imposed on the levels of government debt, in order to give economies a booster shot.

      Clearly, one effect of the attack will be to deepen the economic slowdown. Hopefully, the effect of the policy responses will be to shorten the slowdown in terms of time. In the positive ledger, we have more aggressive monetary easing and increased government spending. On the negative side, the consumer - for so long the stalwart of the economy - continues to retrench. Personal balance sheets have become stretched and the savings rate is likely to rise. Newspaper headlines reporting further job cuts does not build confidence.

      The slowdown in corporate capital expenditures has hit corporate profits hard. Equity markets were at lofty valuations and have been hurt by the unexpected and dramatic slowdown in earnings. However, looking forward, corporate profit comparisons should become easier. Declining inflation and extra slack in the work force will help keep costs under control. Furthermore, the decline in the price of oil will act as a tax cut and help businesses and consumers alike.

      We became considerably more defensive in the second half of last year. Our exposure to the technology sector is low and largely limited to the Japanese market. Also, we have a very limited exposure to the commodity and industrial sectors. Many stocks in these sectors have suffered a collapse in profitability and have been punished by the market. However, we do have a number of holdings in economically sensitive sectors such as broadcasting, entertainment and other consumer cyclical sectors. For the most part, these stocks have not performed well. For example, RTL Group, Europe's largest broadcaster, halved in price during the quarter. NRJ, a French radio broadcaster and Compagnie Financiere Richemont, the owner of Cartier and other luxury brands declined by more than 20%. However, these companies have excellent brands and properties, and we expect them to recover in a better economic climate.

INVESTMENT SCORECARD

      There was little to cheer about in terms of individual stock performance during the quarter. Our best performer was Newmont Mining Corp., a large metals and mining company that appreciated by 26.8% during the quarter. Defense stocks including Lockheed Martin and BAE Systems also finished near the top of our third quarter performance rankings. Health care sector stocks Novartis and Roche also posted good gains. Some of the Fund's top holdings in the broadcasting sector performed poorly, specifically Mediaset, RTL Group and Young Broadcasting. Wireless stocks such as Nextel and Rural Cellular also declined sharply during the quarter.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 2001.

ALLIANZ AG (ALVG.F - $225.86 - FRANKFURT STOCK EXCHANGE) provides many insurance and reinsurance products including property, casualty, life and health insurance. Allianz operates in over fifty countries through its subsidiaries and affiliates. The company owns brands such as AGF in France and RAS in

Italy. Allianz controls significant stakes in a number of leading financial companies in Germany and should be at the center of the expected reorganization of corporate Germany following the implementation of the recently enacted tax reform package which eliminates corporate capital gains taxes among other changes.

BANK OF IRELAND (BKIR.L - $7.92 - LONDON STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The Bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional Bank in the European context, with a dominant presence in the Irish savings market.

CRH PLC (CRH.L - $14.84 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

GLAXOSMITHKLINE PLC (GSK.L - $28.22 - LONDON STOCK EXCHANGE) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection but other Glaxo drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring three significant medicines to the market per year from the year 2000 onwards. Glaxo's merger with fellow U.K. health care concern SmithKline Beecham was completed on December 27, 2000.

HARMONY GOLD MINING CO. LTD. (HARJ.J - $5.44 - JOHANNESBURG STOCK EXCHANGE; HGMCY - $5.31 - NASDAQ) is a medium sized gold company producing over two million ounces of gold annually. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

NEWMONT MINING CORP. (NEM - $23.60 - NYSE) is North America's largest gold producer at upwards of four million ounces annually. The company has utilized cash flow from its very successful Nevada operations to expand overseas. Newmont has a 51% interest in Minera Yanacocha (Latin America's largest gold mine), a 50% interest in a joint venture in Uzbekistan, and an interest in Indonesia's first heap-leaching operation. Newmont is only modestly hedged, and therefore, a rise in gold prices would leverage earnings significantly.

NIKKO SECURITIES CO. LTD. (8603.T - $5.31 - TOKYO STOCK EXCHANGE) is one of Japan's largest full service securities firms. The company provides financial services including dealing, brokerage, underwriting, and asset management.
Through their joint venture, Nikko Salomon Smith Barney Limited, the company offers equity underwriting and sales, initial public offerings, cross-boarder M&A deals and trading services for institutional investors. Nikko Securities is well placed through its joint venture with Citibank to benefit from the industrial restructuring that is likely to occur in Japan. Capital gains tax reform and introductions of defined contribution pension plans should also provide growth opportunities for Nikko to expand its fee based income.

NOVARTIS AG (NOVN.VX - $39.16 - VIRT-X STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, Novartis has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business. This has included increasing the company's marketing skills ahead of a number of important product introductions. Novartis has a considerable amount of net cash which can be used for acquisitions and stock buy backs.

ROCHE HOLDING AG (ROG.VX - $71.76 - VIRT-X STOCK EXCHANGE) is primarily a pharmaceutical company that also operates in vitamins and fine chemicals, diagnostics, and flavors and fragrances. Pharmaceuticals make up approximately sixty percent of sales, vitamins and fine chemicals comprise approximately fifteen percent, diagnostics roughly nineteen percent and the balance is the flavors and fragrances business. Roche's pharmaceutical business should benefit from its strong pipeline as well as additional synergies from the Boehringer Mannheim acquisition.

SANOFI-SYNTHELABO SA (SASY. PA - $65.12 - PARIS STOCK EXCHANGE) was created in 1999 from the merger of two publicly quoted French-based pharmaceutical companies. The merged entity is controlled by Total Elf, the French oil giant, and L'Oreal, the consumer products giant. Sanofi-Synthelabo is one of the fastest growing major pharmaceutical companies with popular products for the cardiovascular and central nervous system markets.

VERIZON COMMUNICATIONS (VZ - $54.11 - NYSE) was formed by the merger of Bell Atlantic and GTE, and combination of the wireless assets of the combined company with U.S. assets of Vodafone Group plc (VOD - $21.96 - NYSE). Verizon is one of the world's leading providers of high-growth communications services. Verizon is the largest domestic local phone provider with about 64 million access lines and is also the largest national wireless carrier servicing 28 million wireless customers. Verizon is also a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      WHO                   WHEN
                      ---                   ----
      Special Chats:  Mario J. Gabelli      First Monday of each month
                      Howard Ward           First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                      NOVEMBER              DECEMBER              JANUARY
                      --------              --------              -------
      1st Wednesday   Lynda Calkin          Caesar Bryan          Walter Walsh
      2nd Wednesday   Walter Walsh          Ivan Arteaga          Lynda Calkin
      3rd Wednesday   Laura Linehan         Tim O'Brien           Tim O'Brien
      4th Wednesday   Barbara Marcin        Barbara Marcin        Caesar Bryan
      5th Wednesday                                               Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We believe that one of the keys to the current environment is to identify companies that have pricing power and therefore some control over profitability. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market. The Fund has a heavy concentration in healthcare, financial services, consumer and service sectors. Most of our holdings are in companies that have a product or service that is hard to duplicate and where there is a high barrier to entry. We have not abandoned quality businesses that are economically sensitive such as entertainment and broadcasting. To do so would mean taking a stand that economies will not recover in the medium term, and that is not a bet we are willing to take at the current time. This year will be difficult to fully recover, but we expect 2002 to illustrate the beginnings of a new environment of opportunities.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABOX. Please call us during the business day for further information.

                                   Sincerely,


                    /S/ MARCGABELLI                   /S/ CAESAR BRYAN
                    MARC GABELLI                          CAESAR BRYAN
                    Team Portfolio Manager                Team Portfolio Manager

October 30, 2001

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2001
                               ------------------


Nikko Securities Co. Ltd.                     Allianz AG
Novartis AG                                   Bank of Ireland
Roche Holding AG                              GlaxoSmithKline plc
Sanofi-Synthelabo SA                          Harmony Gold Mining Co. Ltd.
Verizon Communications                        Newmont Mining Corp.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS -- SEPTEMBER 30, 2001 (A)
                ------------------------------------------------

                      CLASS A SHARES        CLASS B SHARES       CLASS C SHARES
-------------------------------------------------------------------------------
  1 Year                 (39.62)%              (40.08)%              (39.70)%
                         (43.09)%(c)           (45.08)%(d)           (40.70)%(d)
  3 Year                   5.50%                 5.23%                5.45%
                           3.44%(c)              4.32%(d)             5.45%(d)
  Life of Fund (b)         3.88%                 3.64%                3.83%
                           2.08%(c)              2.82%(d)             3.83%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A, Class B and Class C Shares. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares and Class B Shares on March 12, 2000 and August 16, 2000, respectively. The Class C Shares have not yet been issued. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Class of shares. (b) Performance is calculated from inception of Class AAA Shares on May 11, 1998. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------
  NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
      SHARES                                        VALUE
      ------                                       ------

              COMMON STOCKS -- 96.1%
              AEROSPACE -- 3.2%
     65,000   BAE Systems plc ............... $     316,206
      7,500   Lockheed Martin Corp. .........       328,125
                                              -------------
                                                    644,331
                                              -------------
              AUTOMOTIVE -- 0.8%
      3,761   General Motors Corp. ..........       161,347
                                              -------------
              BROADCASTING -- 3.2%
     15,000   Mediaset SpA ..................        84,150
      4,000   Nippon Broadcasting System Inc.       125,241
      7,750   NRJ Groupe+ ...................        90,202
      5,000   RTL Group .....................       136,607
      6,000   Tokyo Broadcasting System Inc.        105,515
      7,300   Young Broadcasting Inc., Cl. A+       105,850
                                              -------------
                                                    647,565
                                              -------------
              BUILDING AND CONSTRUCTION -- 1.8%
     24,125   CRH plc .......................       358,127
                                              -------------
              BUSINESS SERVICES -- 2.4%
      3,000   Secom Co. Ltd. ................       154,621
      7,000   Vivendi Universal SA, ADR .....       324,450
                                              -------------
                                                    479,071
                                              -------------
              CABLE -- 0.7%
     22,187   NTL Inc.+ .....................        68,780
     32,000   UnitedGlobalCom Inc., Cl. A+ ..        74,240
                                              -------------
                                                    143,020
                                              -------------
              COMMUNICATIONS EQUIPMENT -- 1.8%
     19,000   Furukawa Electric Co. Ltd. ....       103,349
      2,000   L-3 Communications Holdings Inc.+     174,900
     14,000   Nortel Networks Corp. .........        78,540
                                              -------------
                                                    356,789
                                              -------------
              CONSUMER PRODUCTS -- 3.7%
      8,000   Christian Dior SA .............       191,978
        150   Compagnie Financiere Richemont AG,
               Cl. A ........................       283,108
      2,000   Nintendo Co. Ltd. .............       287,249
                                              -------------
                                                    762,335
                                              -------------
              CONSUMER SERVICES -- 1.5%
     30,000   Ticketmaster, Cl. B+ ..........       310,500
                                              -------------
              ELECTRONICS -- 4.3%
      1,500   Egide SA+ .....................        80,803
      5,000   Kyocera Corp. .................       326,534
     12,000   NEC Corp. .....................        98,011
      2,000   Rohm Co. Ltd. .................       194,745
      2,000   Sony Corp., ADR ...............        66,400
     30,000   Toshiba Corp. .................       114,833
                                              -------------
                                                    881,326
                                              -------------

                                                   MARKET
      SHARES                                        VALUE
      ------                                       ------

              ENERGY AND UTILITIES -- 0.3%
      6,000   Scottish & Southern Energy plc  $      57,142
                                              -------------
              ENTERTAINMENT -- 4.5%
     30,000   Liberty Media Corp., Cl. A+ ...       381,000
     60,000   Publishing & Broadcasting Ltd.        256,720
     15,000   USA Networks Inc.+ ............       269,700
                                              -------------
                                                    907,420
                                              -------------
              EQUIPMENT AND SUPPLIES -- 0.9%
     19,000   THK Co. Ltd. ..................       191,388
                                              -------------
              FINANCIAL SERVICES -- 11.2%
      1,750   Allianz AG ....................       395,250
     50,000   Bank of Ireland ...............       396,160
      8,000   Citigroup Inc. ................       324,000
      5,000   Invik & Co. AB, Cl. B .........       187,479
         35   Mizuho Holdings Inc. ..........       135,147
      1,000   Munich Re .....................       257,277
     70,000   Nikko Securities Co. Ltd. .....       371,947
     20,000   Prudential plc ................       205,758
                                              -------------
                                                  2,273,018
                                              -------------
              FOOD AND BEVERAGE -- 1.9%
     55,131   Compass Group plc+ ............       384,470
                                              -------------
              HEALTH CARE -- 13.2%
     18,208   GlaxoSmithKline plc+ ..........       513,798
     13,600   Novartis AG ...................       532,551
      8,000   Roche Holding AG ..............       574,073
     10,000   Sanofi-Synthelabo SA ..........       651,160
      9,000   Takeda Chemical Industries Ltd.       415,512
                                              -------------
                                                  2,687,094
                                              -------------
              METALS AND MINING -- 8.3%
     25,000   Antofagasta Holdings plc ......       157,442
     90,000   Gold Fields Ltd., ADR .........       399,600
     10,000   Harmony Gold Mining Co. Ltd. ..        54,398
     75,000   Harmony Gold Mining Co. Ltd., ADR     398,250
     17,000   Newmont Mining Corp. ..........       401,200
     50,000   North American Palladium Ltd.+        265,872
                                              -------------
                                                  1,676,762
                                              -------------
              PUBLISHING -- 1.4%
     20,000   Arnoldo Mondadori Editore SpA .       102,000
     68,000   Independent News & Media plc, Dublin  101,563
     16,477   United Business Media plc .....        91,539
                                              -------------
                                                    295,102
                                              -------------
              REAL ESTATE -- 1.1%
     30,000   Cheung Kong (Holdings) Ltd. ...       233,669
                                              -------------
              SATELLITE -- 1.7%
      3,957   General Motors Corp., Cl. H+ ..        52,747
      2,500   Societe Europeenne Satellites .       291,428
                                              -------------
                                                    344,175
                                              -------------

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
      SHARES                                        VALUE
      ------                                       ------

              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS -- 18.6%
      5,000   ALLTEL Corp. .................... $   289,750
     15,000   AT&T Corp. ......................     289,500
     11,000   BCE Inc. ........................     242,550
     19,500   British Telecommunications plc ..      97,441
     25,000   Cable & Wireless plc ............     102,971
     35,180   Citizens Communications Co. .....     330,692
     14,783   Deutsche Telekom AG, ADR ........     229,137
     12,500   Electric Lightwave Inc., Cl. A+ .       5,750
         75   Japan Telecom Co. Ltd. ..........     233,568
        122   KDDI Corp. ......................     333,854
         25   Nippon Telegraph & Telephone Corp.    116,679
     10,500   Rogers Communications Inc., Cl. B,
               ADR+ ...........................     134,925
     26,000   Sonera Oyj ......................      70,562
     12,000   Sprint FON Group ................     288,120
      1,500   Telecom Italia SpA, ADR .........     114,255
     25,000   Telecom Italia SpA, Cl. RNC .....     106,098
      3,863   Telefonica SA, ADR ..............     131,149
     11,000   United Pan-Europe Communications NV,
               Cl. A+ .........................       3,606
     10,000   United Pan-Europe Communications NV,
               Cl. A, ADR+ ....................       2,800
     12,000   Verizon Communications ..........     649,320
                                                -----------
                                                  3,772,727
                                                -----------
              WIRELESS COMMUNICATIONS -- 9.6%
      9,827   AT&T Wireless Services Inc.+ ....     146,815
     35,000   Nextel Communications Inc., Cl. A+    302,400
     14,000   Rural Cellular Corp., Cl. A+ ....     340,200
     12,500   Sprint PCS Group+ ...............     328,625
      2,300   Telephone & Data Systems Inc. ...     216,890
      5,000   United States Cellular Corp.+ ...     247,500
    163,964   Vodafone Group plc ..............     361,466
                                                -----------
                                                  1,943,896
                                                -----------
              TOTAL COMMON STOCKS .............  19,511,274
                                                -----------

                                                   MARKET
      SHARES                                        VALUE
      ------                                       ------

              WARRANTS -- 0.0%
              METALS AND MINING -- 0.0%
      6,000   Harmony Gold Mining Co. Ltd., ADR,
               expires 06/29/03 ............... $    11,400
                                                -----------
    PRINCIPAL
     AMOUNT
    ---------

              CORPORATE BONDS -- 0.5%
              CABLE -- 0.1%
   $100,000   United Pan-Europe Communications NV,
               Ser. B
               10.88%, 11/01/07 ...............      14,000
                                                -----------
              TELECOMMUNICATIONS-- 0.4%
    200,000   Williams Communications Group Inc.,
               Sr. Notes
               10.88%, 10/01/09 ...............      84,000
                                                -----------
              TOTAL CORPORATE BONDS ...........      98,000
                                                -----------
              TOTAL INVESTMENTS -- 96.6%
                (Cost $29,455,758) ............  19,620,674

              OTHER ASSETS AND LIABILITIES
                (NET) -- 3.4% .................     683,241
                                                -----------
              NET ASSETS -- 100.0% ............ $20,303,915
                                                ===========
     ------------------------
    +     Non-income producing security.
    ADR - American Depositary Receipt.

                                     % OF
                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------      ------         ------

    Europe ........................  41.1%       $8,066,987
    North America .................  34.9%        6,836,458
    Japan .........................  17.2%        3,374,592
    South America .................   4.3%          852,247
    Asia/Pacific Rim ..............   2.5%          490,390
                                    ------      -----------
                                    100.0%      $19,620,674
                                    ======      ===========

                             GABELLI FAMILY OF FUNDS

GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA
GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The Fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA
GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK]FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                           MARC J. GABELLI, LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's
  primary objective is capital appreciation. (MULTICLASS)           TEAM MANAGED

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
  (MULTICLASS)                                                      TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. DISTRIBUTED BY GABELLI &
                                 COMPANY, INC.
         VISIT OUR WEBSITE AT: WWW.GABELLI.COM OR, CALL: 1-800-GABELLI 1-800-422-3554 o 914-921-5100 o FAX: 914-921-5118 o INFO@GABELLI.COM ONE
                      CORPORATE CENTER, RYE, NEW YORK 10580

                        Gabelli Global Series Funds, Inc.
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

               BOARD OF DIRECTORS
Mario J. Gabelli, CFA           John D. Gabelli
CHAIRMAN AND CHIEF              SENIOR VICE PRESIDENT
INVESTMENT OFFICER              GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.       DEUTSCHE BUNDESBANK

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

Arthur V. Ferrara               Anthonie C. van Ekris
FORMER CHAIRMAN AND CHIEF       MANAGING DIRECTOR
EXECUTIVE OFFICER               BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA


                     OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

[PHOTO OF MARIO J. GABELLI, CFA OMITTED]

THE
GABELLI
GLOBAL
OPPORTUNITY
FUND

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB403Q301SR


                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001